Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of First Security Bancorp, Inc. (the “First Security”) on Form 10- KSB for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John G. Sullivan, Chief Financial Officer of First Security, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of First Security.

Date: May 14, 2004	Signature /s/ John G. Sullivan Chief Financial Officer